BRIDGE BUILDER TRUST

On behalf of the Bridge Builder Trust (the “Trust”) and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the supplemented form of Prospectus for the Bridge Builder Municipal Bond Fund, which was filed pursuant to Rule 497(e) on October 1, 2018.  The purpose of this filing is to submit the 497(e) filing dated October 1, 2018 in XBRL for the Bridge Builder Municipal Bond Fund.

The XBRL exhibits attached hereto consist of the following:

INDEX TO EXHIBITS

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE